UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 20, 2008
(Date of earliest event reported)
Corning Natural Gas Corporation
(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

330 West William Street, Corning New York	14830
(Address of principal executive offices)	(Zip Code)
(607) 936-3755
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 20, 2008, Corning Natural Gas Corporation (“Corning”) entered agreements with Community Bank N.A. (“Community Bank”) with respect to its revolving credit facility. Corning entered a Commercial Line of Credit Agreement (the “Credit Agreement”) and executed a Commercial Line of Credit Agreement and Note (the “Note”, and together with the Credit Agreement, the “Credit Facility”) in the amount of $7.0 million with a variable interest rate of 30-day Libor plus 1.35%. The initial interest rate is 4.46% per annum and the interest rate will be adjusted monthly. The Credit Facility replaces Corning’s prior revolving credit facility with Community Bank, lowering the interest rate from 30-day Libor plus 1.85% to 30-day Libor plus 1.35% and increasing Corning’s credit limit by $400,000. This reduction follows an amendment entered in October 2007 that had reduced the prior credit facility’s interest rate from the Prime Rate minus 0.50% to 30-day Libor Rate plus 1.85%.
On March 20, 2008, Corning also entered an agreement with Community Bank to lower the interest rate on an existing term loan (the “Term Loan”). The Term Loan was entered into August 4, 2005. The amendment reduces the interest rate from 30-day Libor Rate plus 1.85% to 30-day Libor Rate plus 1.35%. This amendment follows a similar amendment entered into October 31, 2007 that reduced the interest rate from the Prime Rate minus 0.50% to 30-day Libor Rate plus 1.85%. These amendments to the Term Loan are collectively referred to as the “Change in Terms Agreements”.
The Credit Agreement, Note and Change in Terms Agreements contain customary representations, warranties and covenants made by the parties. The foregoing descriptions of the Credit Agreement, Note and Change in Terms Agreements are not complete and are qualified in their entirety to the full and complete terms of such agreements. The Credit Agreement, Note and Change in Terms Agreements are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report and are incorporated by reference herein. The original Term Loan and certain amendments thereto are attached as Exhibit 10, First Amendment to Promissory Note/Agreement, to Corning’s Current Report on Form 8-K dated December 12, 2005 and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Commercial Line of Credit Agreement dated March 19, 2008 by and between Corning Natural Gas Corporation and Community Bank N.A.

10.2	Commercial Line of Credit Agreement and Note dated March 19, 2008 by and between Corning Natural Gas Corporation and Community Bank N.A.

10.3	Change in Terms Agreements dated October 22, 2007 by and between Corning Natural Gas Corporation and Community Bank N.A. Exhibit 10,

First Amendment to Promissory Note/Agreement, to Corning’s Current Report on Form 8-K dated December 12, 2005 is incorporated herein by reference.

10.4
Change in Terms Agreements dated March 19, 2008 by and between Corning Natural Gas Corporation and Community Bank N.A. Exhibit 10, First Amendment to Promissory Note/Agreement, to Corning’s Current Report on Form 8-K dated December 12, 2005 is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

By:	/s/ Michael I. German
Name:	Michael I. German
Title:	President and Chief Executive Officer
Dated: March 26, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Commercial Line of Credit Agreement dated March 19, 2008 by and between Corning Natural Gas Corporation and Community Bank N.A.

10.2	Commercial Line of Credit Agreement and Note dated March 19, 2008 by and between Corning Natural Gas Corporation and Community Bank N.A.

10.3
Change in Terms Agreements dated October 22, 2007 by and between Corning Natural Gas Corporation and Community Bank N.A. Exhibit 10, First Amendment to Promissory Note/Agreement, to Corning’s Current Report on Form 8-K dated December 12, 2005 is incorporated herein by reference.

10.4
Change in Terms Agreements dated March 19, 2008 by and between Corning Natural Gas Corporation and Community Bank N.A. Exhibit 10, First Amendment to Promissory Note/Agreement, to Corning’s Current Report on Form 8-K dated December 12, 2005 is incorporated herein by reference.

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